Exhibit 99.1

First Financial Holdings, Inc.

Nasdaq: FFCH

December 31, 2011

Forward-looking Statements

Discussions and statements in this presentation that are not statements of historical fact and statements regarding First Financial Holdings Inc.'s ("First Financial") future financial and operating results, plans, objectives, expectations and intentions, are forward-looking statements that involve risks and uncertainties. No forward-looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in First Financial's filings with the Securities and Exchange Commission.

Other factors not currently anticipated may also materially and adversely affect First Financial's results of operations, cash flows, and financial position. There can be no assurance that future results will meet expectations. While First Financial believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. First Financial does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Overview

Corporate Profile

- **Carolinas-based financial institution**
  - Largest publicly traded bank headquartered in Charleston, SC
  - Serving customers' banking needs since 1934
  - Primary markets located in the Coastal Carolinas and Florence, SC
  - Total of 64 financial centers with approximately 30% "in-store" locations
  - Convenient seven-day-a-week banking

- **Diversified business mix**
  - Business Banking team delivers cash management and small business advisory services
  - Mortgage origination services available through financial centers and third-party channels
    - Total servicing portfolio of $2.5 billion including $1.4 billion serviced for others
  - Wealth management group offers personal relationship banking, trust, brokerage, and 401(k) administration services

- **Strategic advantages**
  - Strong asset quality
  - Solid capital levels
  - Growth markets and strong distribution channels
  - Experienced management team and associates

FFCH Footprint



Raleigh
Charlotte
Columbia
Florence
Wilmington
Myrtle Beach/Grand Strand
Charleston
Hilton Head
5 branches
$162MM in deposits
$2.5B deposits in market
#7 in market share
9 branches
$276MM in deposits
$5.8B deposits in market
#6 market share
18 branches
$373MM in deposits
$5.4B deposits in market
#6 market share
HEADQUARTERS
29 branches
$1.5B in deposits
$9.4B deposits in market
#2 market share
3 branches
$92MM in deposits
$3.3B deposits in market
#12 market share

NASDAQ Traded	FFCH
Headquarters	Charleston, SC
Bank Founded	1934
Branches	64
Asset Size	$3.1 Billion
Loans	$2.4 Billion
Deposits	$2.2 Billion

Note: FDIC deposit data as of June 30, 2011
Data Source: SNL Financial

Management Team

Name	Position	Age	Years of Financial Services Experience	Relevant Experience
R. Wayne Hall	President and Chief Executive Officer	61	36	EVP / CRO at Provident Bank
Blaise B. Bettendorf	Executive Vice President - Chief Financial Officer	49	28	SVP / CFO at Carolina Commerce Bank, and Summit National Bank; Previously Audit Manager with PricewaterhouseCoopers
J. Dale Hall	Executive Vice President - Chief Banking Officer	63	41	SVP / Commercial Market Executive at Bank of America
Joseph W. Amy	Executive Vice President - Chief Credit Officer	62	38	Credit positions at Mellon and U.S. Bank
Richard A. Arthur	Executive Vice President - Retail Banking	39	16	SVP at Bank of America
Susan A. Bagwell	Executive Vice President - Human Resources	48	27	VP Human Resources at First Federal
Robert L. Davis	Executive Vice President - Corporate Counsel	58	30	Managing Director and General Counsel at Provident Bankshares Corporation/Provident Bank
John N. Golding	Executive Vice President - Commercial Banking	44	22	SVP at Wachovia/Wells Fargo
Kellee S. McGahey	Executive Vice President - Marketing	32	2	Assistant Director at College of Charleston/Lowcountry Graduate Center
Eartha C. Morris	Executive Vice President - Support Services	54	34	EVP / COO at Congressional Bank EVP / Head of Bank Operations at PNC Bank (formerly Riggs National Bank)
Daniel S. Vroon	Executive Vice President - Wealth Management	44	15	SVP Bank of America

Strategic Initiatives Accomplished

- **Exited insurance business and generated internal capital**
- **Completed bulk loan sale and reduced nonperforming assets**
- **Developed new retail deposit product set and complementary revenue enhancement products**
- **Received approval to become a Bank Holding Company and for Federal Reserve Bank membership**
- **Transitioned from fiscal year end to calendar year end for improved comparability with peers**

Strategic Priorities

- **Profitability enhancements**
  - Expand mortgage correspondent and retail lending channels
  - Explore specialty financing opportunities
  - Expand Wealth Management presence and territory for broker-dealer and 401k administration division
  - Enhance operating efficiencies through process improvement initiatives
- **Position the franchise for the future**
  - Seek approval for TARP repayment plan
  - Consider financially and strategically attractive non-dilutive growth opportunities

FINANCIAL REVIEW

December 2011 Quarter Highlights

- Net income of $15.6 million
- Pre-tax gain of $20.8 million from bulk loan sale
- Increase in NIM to 3.91%
- Lower provision for loan losses and lower charge-offs
- Allowance for loan losses of 2.24% and 1.77x coverage of non-covered nonperforming assets
- Tangible common equity ratio increased to 6.67% and consolidated total risk-based capital ratio (pro-forma) of 15.39%

Operating Results Highlights

($ in thousands)	For the Quarter ended December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Net income (loss)	$ 1,167	$ (430)	$ (43,000)	$ 1,077	$ 15,572
Net interest income	30,248	29,287	29,416	29,064	28,899
Provision for loan losses[1]	10,483	12,675	77,803	8,940	7,445
Noninterest income	10,580	11,255	11,422	14,238	32,770
Noninterest expense	28,570	30,145	28,599	29,588	28,886
Income (loss) from continuing operations	1,139	(1,365)	(40,276)	2,881	15,572
Income (loss) from discontinued operations (net of income taxes)[2]	28	935	(2,724)	(1,804)	---
EPS - continuing operations	0.01	(0.14)	(2.50)	0.12	0.88
EPS - common	0.01	(0.08)	(2.66)	0.01	0.88
Pretax preprovision earnings from continuing operations [2]	12,258	10,397	12,239	13,714	32,783
Net interest margin	3.83%	3.83%	3.83%	3.87%	3.91%

[1] June 30, 2011 and September 30, 2011 include $65.7 million and $1.4 million, respectively in additional net provision due to the reclassification of loans to loans held for sale.

[2] Sale of First Southeast Insurance was completed on June 1, 2011 and the sale of Kimbrell was completed on September 30, 2011

Net Interest Margin Analysis

($ in thousands)	For the Quarter Ended September 30, 2011 Average Balance	Interest	Average Rate	December 31, 2011 Average Balance	Interest	Average Rate	Change in Average Balance	Interest	Basis Points
Earning assets:									
Interest-bearing deposits	$ 23,251	$ 11	0.19%	$ 10,212	$ 4	0.16%	$(13,039)	$ (7)	(3)
Investment securities[1]	468,360	4,390	3.89	469,925	3,859	3.41	1,565	(531)	(48)
Loans[2]	2,442,071	33,828	5.50	2,428,743	33,460	5.48	(13,328)	(368)	(2)
FDIC indemnification asset	58,399	327	2.22	50,700	289	2.27	(7,699)	(38)	5
Total earning assets	2,992,081	38,556	5.13	2,959,580	37,612	5.06	(32,501)	(944)	(7)
Interest-bearing liabilities:									
Deposits	2,053,121	5,323	1.03	1,992,957	4,554	0.91	(60,164)	(769)	(12)
Borrowings	595,508	4,169	2.78	565,114	4,159	2.93	(30,394)	(10)	15
Total interest-bearing liabilities	2,648,629	9,492	1.42	2,558,071	8,713	1.35	(90,558)	(779)	(7)
Net interest income		$ 29,064			$ 28,899			$ (165)	
Net interest margin			3.87%			3.91%			4

[1] Interest income used in the average rate calculation includes the tax equivalent adjustment of $159 thousand, and $157 thousand for the quarter ended September 30, 2011 and December 31, 2011, respectively, calculated based on a federal tax rate of 35%.

[2] Average loans include loans held for sale and nonaccrual loans. Loan fees, which are not material for any of the periods, have been included in loan interest income for the rate calculation.

Noninterest Income

($ in thousands)	For the Quarter ended December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Service charges and fees on deposit accounts	$ 6,278	$ 6,381	$ 6,982	$ 7,196	$ 7,099
Mortgage and other loan income	2,642	1,124	2,051	2,743	2,681
Trust, plan administration and brokerage fees	1,691	1,778	1,773	1,921	1,724
Other	503	675	670	647	650
Other-than-temporary-impairment	(534)	(122)	(54)	(169)	(180)
Total core noninterest income	10,580	9,836	11,422	12,338	11,974
Gain on sold loan pool, net	---	---	---	1,900	20,796
Gain on sale of security	---	1,419	---	---	---
Total noninterest income	$ 10,580	$ 11,255	$ 11,422	$ 14,238	$ 32,770

Noninterest Expense

($ in thousands)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
	For the Quarter ended				
Salaries and employee benefits	$ 15,480	$ 15,614	$ 15,373	$ 14,672	$ 14,511
Occupancy costs	2,058	2,208	2,116	2,188	2,144
Furniture and equipment	1,725	1,825	1,769	1,725	1,870
Other real estate expenses, net	1,127	(133)	800	3,115	1,541
FDIC insurance and regulatory fees	1,180	1,484	850	576	830
Professional services	1,542	1,326	1,094	1,521	1,019
Advertising and marketing	562	993	810	868	792
Other loan expense	902	925	1,099	990	1,043
Intangible asset amortization	82	82	82	79	90
Other expense	3,912	4,039	3,976	3,854	5,046
Total core noninterest expense	$ 28,570	$ 28,363	$ 27,969	$ 29,588	$ 28,886
Compensation agreements	---	1,782	---	---	---
Goodwill impairment	---	---	630	---	---
Total noninterest expense	$ 28,570	$ 30,145	$ 28,599	$ 29,588	$ 28,886

Balance Sheet Summary

($ in thousands)	As of December 31, 2010	As of March 31, 2011	As of June 30, 2011	As of September 30, 2011	As of December 31, 2011
Total assets	$ 3,301,338	$ 3,302,012	$ 3,221,544	$ 3,206,310	$ 3,146,964
Investment securities	435,498	446,464	478,570	469,561	457,730
Loans	2,583,367	2,559,845	2,372,069	2,355,280	2,385,457
Allowance for loan losses	88,349	85,138	55,491	54,333	53,524
Net loans	2,495,018	2,474,707	2,316,578	2,300,947	2,331,933
Deposits	2,409,612	2,344,780	2,315,745	2,302,857	2,239,138
Borrowings	544,310	608,710	604,704	605,204	608,204
Shareholders' Equity	315,322	311,527	266,564	268,506	277,178
Loan/deposit ratio	107.21%	109.17%	102.43%	102.28%	106.53%
Allowance for loan losses/total loans	3.42%	3.33%	2.34%	2.31%	2.24%

Capital Position

	As of				
	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
First Financial (FFCH)					
Equity to assets	9.55%	9.43%	8.27%	8.37%	8.81%
Tangible common equity to tangible assets[1]	6.51	6.40	6.08	6.27	6.67
Book value per common share	$ 15.15	$ 14.92	$ 12.20	$ 12.31	$ 12.84
Tangible common book value per share[1]	12.86	12.65	11.83	12.16	12.69
Dividends paid per common share, authorized	0.05	0.05	0.05	0.05	0.05
Common shares outstanding, end of period (000s)	16,527	16,527	16,527	16,527	16,527
Pro forma leverage capital ratio [2]	9.99%	9.77%	9.45%	9.60%	10.20%
Pro forma tier 1 risk-based capital ratio [2]	13.11	13.11	12.97	13.10	14.13
Pro forma total risk-based capital ratio [2]	14.38	14.38	14.23	14.36	15.39
First Federal (FFSL)					
Leverage capital ratio	8.58%	8.58%	7.48%	8.26%	8.92%
Tier 1 risk-based capital ratio	11.42	11.51	10.07	11.26	12.35
Total risk-based capital ratio	12.69	12.78	11.33	12.53	13.61

(1) Non-GAAP

(2) Effective March 31, 2012, FFCH will be required to report risk-based capital on a consolidated basis. The amounts displayed are projected using the end of period data, and are calcuated using the Federal Reserve Bank guidance.

Investment Portfolio

- 49% fixed / 51% variable
- Modified duration: 1.93 years
- Private label / CMO: Mostly 2003-2005 vintages; all but 3 securities are in super senior or senior tranches (3 are in mezzanine); part of at least one support tranche exists on all CMOs
- Bank trust preferred CDOs: <$1 Million individually; all are in mezzanine tranche

	As of			
	September 30, 2011		December 31, 2011	
($ in thousands)	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Securities available for sale				
Obligations of the U.S. Government agencies and corporations	$ 1,826	$ 1,863	$ 1,790	$ 1,823
State and municipal obligations	450	481	450	488
Collateralized debt obligations	7,128	3,074	7,012	3,247
Mortgage-backed securities	85,307	88,957	80,696	84,399
Collateralized mortgage obligations	306,526	312,513	312,124	309,295
Other securities	5,431	5,220	5,582	5,298
Total securities available for sale	$ 406,668	$ 412,108	$ 407,654	$ 404,550
Securities held to maturity				
State and municipal obligations	$ 20,863	$ 23,354	$ 19,978	$ 22,734
Certificates of deposit	808	808	508	508
Total securities held to maturity	$ 21,671	$ 24,162	$ 20,486	$ 23,242

Loan Composition

December 31, 2011



4%
11%
41%
15%
3%
19%
4%
3%
Residential 1-4 family
Residential construction and land
Commercial business
Commercial real estate
Commercial construction and land
Home equity
Manufactured housing
Marine and other consumer

($ in thousands)	Total Portfolio Post Reclass	Avg Yield	Covered [1]
Residential loans			
Residential 1-4 family	$ 975,405	4.09%	$ 2,796
Residential construction	15,117	4.79	---
Residential land	41,612	6.46	7,464
Total residential loans	1,032,134	4.19%	10,260
Commercial loans			
Commercial business	83,814	5.55%	11,127
Commercial real estate	456,541	5.65	77,834
Commercial construction	16,477	5.00	1,036
Commercial land	61,238	5.61	13,951
Total commercial loans	618,070	5.61%	103,948
Consumer loans			
Home equity	357,270	5.24%	25,493
Manufactured housing	275,275	8.98	---
Marine	52,590	7.83	---
Other consumer	50,118	8.42	1,685
Total consumer loans	735,253	7.04%	27,178
Total loans	$ 2,385,457	5.44%	$ 141,386

[1] "Covered Loans" were acquired in the Cape Fear Bank FDIC-assisted transaction and are subject to a loss share agreement

Loan Trends



($ in millions)
$3,000
$2,000
$1,000
$0
6.00%
5.80%
5.60%
5.40%
5.20%
5.00%
$2,583
$2,560
$2,372
$2,355
$2,385
$786
$772
$765
$753
$735
5.52%
5.42%
5.39%
5.50%
5.48%
$840
$803
$649
$635
$618
$957
$985
$958
$967
$1,032
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Residential
Commercial
Consumer
Weighted Average Yield for Quarter

Deposit Mix

December 31, 2011



13%
19%
9%
14%
20%
16%
3%
6%
Noninterest-bearing
Interest-bearing
Savings
Money market
Retail CDs < $100,000
Retail CDs > $100,000
CDARs
Brokered CDs

($ in thousands)	September 30, 2011 Balance	September 30, 2011 Avg Rate	December 31, 2011 Balance	December 31, 2011 Avg Rate
Noninterest-bearing	$ 279,152	---	$ 279,520	---
Interest-bearing	440,377	0.23 %	429,697	0.13 %
Savings	192,828	0.17	203,521	0.18
Money market	312,231	0.38	318,975	0.34
Total core deposits	1,224,588		1,231,713	
Certificates of deposit:				
Retail CDs < $100,000	463,764	1.63	444,036	1.47
Retail CDs ≥ $100,000	361,110	1.93	347,508	1.78
Total retail CDs	824,874		791,544	
CDARs	90,748	0.74	75,402	0.58
Brokered CDs	162,647	1.19	140,539	1.18
Total wholesale CDs	253,395		215,941	
Total deposits	$ 2,302,857	0.85 %	$ 2,239,198	0.75 %

Deposit Trends


($ in millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$2,410
1.24%
$1,299
$483
$406
$222
Core = $1,111
$2,345
1.16%
$1,173
$502
$437
$233
$2,316
1.01%
$1,138
$506
$437
$235
$2,303
0.92%
$1,078
$505
$441
$279
Core = $1,232
$2,239
0.80%
$1,007
$522
$430
$280
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Non-interest Bearing
Savings and Money Market
Interest Bearing
CDs
Weighted Average Cost of Deposits for the Quarter

Liquidity Sources

December 31, 2011


Primary Source Availability
Total Available = $702 million
$213
$267
$40
$182
FRB
FHLB
Fed Funds
Unpledged Securities

- Stable core deposit base
- Multiple funding sources
- Consistent cash flows from securities portfolio
- Capacity to obtain additional Brokered and Jumbo CDs

Key Liquidity Ratios:	09/30/11	12/31/11
Funding Availability/Assets	22.42%	22.34%
Total Deposits/Total Funding	80.77%	80.22%
Brokered Deposits/Total Funding	8.72%	7.60%
Unpledged Securities/Total Assets	6.76%	5.88%

Credit Quality

Credit Trends

($ in millions)	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
	As of and for the Quarter ended				
Credit Metrics					
Total nonperforming assets ("NPA")	$ 176.3	$ 182.3	$ 70.4 [1]	$ 67.2 [1]	$ 68.2
NPAs/assets	5.34%	5.52%	2.18% [1]	2.10% [1]	2.17%
Net charge-offs ("NCO")	9.0	15.9	12.4 [2]	7.9 [2]	8.3
NCOs/average loans	1.39%	2.45%	1.96% [2]	1.28% [2]	1.39%
Criticized loans[3]	$ 82.8	$ 82.3	$ 67.3	$ 62.4	$ 66.4
Classified assets[3]	272.9	273.7	149.3	132.7	135.1
FFSL Ratios:					
Texas ratio[4]	57.72%	57.24%	28.49%	25.53%	26.10%
Classified assets/FFSL tier 1 capital + allowance for loan losses ("ALL")	74.47%	75.40%	50.58%	41.76%	40.53%
FFCH ratios:					
Pro forma classified assets/FFCH tier 1 capital + ALL	66.75%	67.79%	41.57%	36.77%	36.12%
Credit Metrics Excluding Covered Assets					
Total nonperforming assets	$ 156.0	$ 159.9	$ 46.2	$ 39.5	$ 43.1
NPAs/assets	4.72%	4.84%	1.43%	1.23%	1.35%
Criticized loans[3]	$ 70.6	$ 67.7	$ 56.2	$ 54.3	$ 59.5
Classified assets[3]	237.2	236.8	101.0	89.9	94.1
FFSL Ratios:					
Texas ratio[4]	51.09%	50.26%	19.33%	16.08%	17.84%
Classified assets/FFSL tier 1 capital + ALL	64.75%	65.23%	34.21%	28.29%	28.21%
FFCH ratios:					
Pro forma classified assets/FFCH tier 1 capital + ALL	58.03%	58.64%	28.12%	24.91%	25.15%

(1) Excludes nonperforming assets held for sale of $42.7 million and $41.3 million at June 30, 2011 and September 30, 2011, respectively.

(2) Excludes charge-offs of $95.0 million and $2.2 million from loans reclassified to held for sale for the quarters ending June 30, 2011 and September 30, 2011, respectively.

(3) Criticized loans and classified assets (consisting of classified loans and OREO) are based on regulatory guidance.

(4) Texas Ratio defined as Delinquent Loans + Nonperforming Assets / FFSL Tangible Common Equity + Allowance for Loan Losses.

Delinquent Loans


In Millions
$50
$40
$30
$20
$10
$0
2.00%
1.50%
1.00%
0.50%
0.00%
$37
1.44%
$33
$4
$27
1.04%
$23
$3
$14
0.59%
$11
$3
$15
0.63%
$12
$3
$18
0.77%
$16
$2
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Covered
Noncovered
% of Loans


$ in millions
$50
$40
$30
$20
$10
$0
$37
$10
$20
$7
$27
$7
$15
$5
$14
$6
$6
$2
$15
$8
$5
$2
$18
$9
$6
$3
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Residential
Commercial
Consumer

Nonperforming Loans


$ in millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$157
$156
$143
$140
$14
$16
$43
$43
$48
$26
$24
$30
$17
$19
$18
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Covered
Non-Covered


$ in millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$157
$14
$117
$26
$156
$13
$115
$28
$43
$12
$28
$3
$43
$10
$29
$4
$48
$12
$29
$7
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Residential
Commercial
Consumer

Note: Nonperforming loans include loans past due 90+ days still accruing interest and restructured loans still accruing interest. Nonperforming loans held for sale of $43 million and $39 million were excluded from the graph, for the quarters ended June 30, 2011 and September 30, 2011 respectively.

Other Repossessed Assets



$ in millions
$30
$25
$20
$15
$10
$5
$0
$20
$26
$28
$24
$20
$13
$20
$21
$15
$13
$7
$6
$7
$9
$7
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Covered
Non-Covered



$ in millions
$30
$25
$20
$15
$10
$5
$0
$20
$1
$7
$3
$9
$26
$1
$9
$6
$10
$28
$1
$9
$7
$11
$24
$1
$7
$8
$8
$20
$1
$6
$5
$8
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Residential
Commercial
Land
Other

Note: Other reposessed assets excludes $1.9 million of non-covered other real estate owned that was included in assets held for bulk sale at September 30, 2011.

Net Charge-offs and Provision

($ in thousands)



$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$10,483
$12,675
$12,100
$7,506
$7,445
$9,005
$15,886
$12,445
$7,900
$8,254
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Net Charge-offs $
Provision $

Note: Excludes charge-offs of $95 million and $2.2 million and provision of $65.7 million and $1.4 million from loans reclassified as held for sale for the quarters ending June 30, 2011 and September 30, 2011, respectively.

Investment Opportunity

- **Strong balance sheet positioned for growth**
  - Substantially reduced level of problem assets
  - Stable core deposit base and ample sources of liquidity
  - Strong capital position
- **Core earnings enhancement opportunities**
  - Diversified income sources and opportunities for additional revenue enhancement
  - Effective management of interest-rate risk
  - Improving business processes and cost control for operating efficiency gains
  - Anticipate credit cost reductions related to improved credit quality
- **Experienced senior management team**
  - Diverse backgrounds include national, regional and community banks
- **Demographically attractive banking markets**
  - Economic development initiatives in existing markets
  - Carolinas markets considered highly attractive locations for new businesses and growth opportunities

APPENDIX

Highly Attractive Markets



2010-2015 Projected Household Growth Rate in Number of Households
3.94%
US Average
25%
20%
15%
10%
5%
0%
10.50%
14.03%
20.68%
5.29%
2.69%
13.89%
8.53%
8.72%
Charleston MSA
Wilmington MSA
Myrtle Beach MSA
Georgetown Cty
Florence Cty
Hilton Head (1)
SC
NC

Population	671,833	367,101	279,428	64,020	203,405	186,450	4,649,749	9,552,054
Projected Population Growth	10.28 %	13.24 %	19.71 %	4.61 %	2.59 %	12.62 %	7.89 %	8.30 %
Median Household Income (HHI) ($)	$51,065	$49,403	$46,353	$44,475	$42,143	$59,404	$47,704	$50,887
Projected Median HHI Growth	12.59 %	13.18 %	12.07 %	14.89 %	16.56 %	10.49 %	12.50 %	13.38 %
Unemployment Rates 09/30/11	9.00 %	10.20 %	10.50 %	10.80 %	11.50 %	8.90 %	10.60 %	10.00 %
Unemployment Rates 11/30/11	7.80 %	9.90 %	10.30 %	9.70 %	9.80 %	7.40 %	9.20 %	9.50 %

(1) Beaufort County, South Carolina

Data Source: SNL Financial as of June 30, 2010

Real Estate Metrics


Number of Closed Sales
Charleston
Dorchester
Berkeley
Florence
Beaufort
Horry
Wilmington
December 2010
December 2011


(in $)
Median Sales Price
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Charleston
Dorchester
Berkeley
Florence
Beaufort
Horry
Wilmington
December 2010
December 2011


Inventory for Sale
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Charleston
Dorchester
Berkeley
Florence
Beaufort
Horry
Wilmington
December 2010
December 2011

Economic Updates

Charleston Market Targeted Industries

- **Aerospace/Aviation**
  - Boeing plant completed and Dreamliner production in process
    - Scheduled to deliver first 787 in mid-2012
    - Anticipate 3,800 direct jobs; opportunity to double with suppliers
  - For 2011 year-to-date, in excess of $66 million in investment and over 700 jobs in the aerospace-related sector announced for SC
  - TIGHITCO, an industry leader in the design, fabrication and repair of engineered components and integrated systems for aerospace, will locate a new $30 million manufacturing facility in Charleston, creating 350 jobs in 2012

- **Alternative Energy**
  - Clemson University Restoration Institute (CURI), created an 80-acre campus in Charleston for experts and researchers in design, planning and construction to advance global restoration methods and technologies
  - One of only three facilities world-wide to test wind turbine drivetrain of this size
    - Testing 7.5 megawatt turbine in April 2012 and 15mw by December 2012
  - Potential for 20,000 jobs statewide with manufacturing contract

Economic Updates

Charleston Market Targeted Industries

- **Biomedical**
  - Medical University of SC, nationally recognized research center and teaching hospital, awards 800+ degrees each year, employs more than 11,000, and annually contributes over $2.3 billion to the local economy
  - $238 million in research funding granted in last fiscal year
  - MUSC opening drug discovery and bioengineering research buildings in next year
  - Bioscience activity in area includes 35 pharmaceutical and medical device manufacturers and more than 50 research laboratories and development companies

- **Advanced Security**
  - Nearly every U.S. Department of Defense and Department of Homeland Security agency engaged in next-generation security systems and monitoring technology are housed in the region with more than 18,000 ex-military and government employees in the area
  - Hundreds of defense contractors are located in Charleston, including SAIC, SRC and BAE, with an estimated $8 billion in contracts completed since 2000
  - Space & Naval Warfare Systems Center Atlantic (SPAWAR) will soon open a new consolidated engineering laboratory to focus on IT innovations

Economic Updates

- **SC Port Authority - Charleston**
  - Eighth largest U.S. container port by cargo value
    - Over $62.4 billion in goods move through the port annually
  - Deepest harbor and shipping channels in the South Atlantic
    - Regularly hosts post-Panamax vessels at high tide
  - Approval for study to deepen harbor 3 – 5 feet to accommodate larger ships at any tide
  - Offers global connections to 150 countries around the world
  - Fiscal 2011 year ended with container volume up 8.3%
    - Incremental 1.38 million twenty-foot equivalent units "TEU"
  - Breakbulk pier tonnage increased 21.5% during the first six months of fiscal 2012
  - New three-berth, 280-acre container terminal scheduled to open in 2013

- **Other Market Updates**
  - Continental Tires is building a Sumter, SC plant staring in mid-2012
    - $500 million total investment and anticipate 1,700 new jobs by 2020
  - 2012 PGA Championship to be held at Kiawah Island
    - Expected to make a $193 million economic impact to SC
  - PeopleMatter, a human resource technology firm, is locating their headquarters in downtown Charleston
    - Investing $18.8 million and creating 265 jobs during the next 5 years
  - Iron Man 3 will be filming in Wilmington during 2012
    - Expected to create over 500 jobs during production

Residential Mortgage Loans



Residential Mortgage Loan Portfolio
As of December 31, 2011
95%
Residential 1-4 family
Residential construction and land



Delinquent Loans
($ in thousands)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Residential 1-4 family
Residential construction and land



Nonperforming Loans
($ in thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Dec-10
Mar-11
Jun-11
Sept-11
Dec-11
Residential 1-4 family
Residential construction and land



Net Charge-Offs
($ in thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Dec-10
Mar-11
Jun-11*
Sep-11
Dec-11
Residential 1-4 family
Residential construction and land

* Excludes $15 million from loans reclassified as held for sale.

Residential Mortgage Credit Quality Trends

	As of and for the Quarter ended									
	December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011	
(dollars in thousands)	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio
Delinquent Loans[1]										
Residential 1-4 family	$ 6,712	0.76%	$ 3,050	0.33%	$ 1,404	0.16%	$ 1,722	0.19%	$ 2,986	0.31%
Residential land	432	0.80	1,398	2.86	325	0.76	65	0.16	561	1.35
Total delinquent residential loans	$ 7,144	0.75%	$ 4,448	0.45%	$ 1,729	0.18%	$ 1,787	0.18%	$ 3,547	0.34%
Nonperforming Loans										
Residential 1-4 family	$ 20,371	2.29%	$ 23,663	2.58%	$ 1,242	0.14%	$ 1,595	0.18%	$ 4,977	0.51%
Residential land	4,997	9.29	3,604	7.36	451	1.05	1,140	2.80	1,448	3.48
Total residential nonaccruing loans	25,368	2.65%	27,267	2.77%	1,693	0.18%	2,735	0.28%	6,425	0.62%
Restructured Loans still accruing	745		732		733		734		734	
Total nonperforming residential loans	$ 26,113		$ 27,999		$ 2,426		$ 3,469		$ 7,159	
Net Charge-Offs										
Residential 1-4 family	$ 612	0.28%	$ 976	0.43%	$ 461 [2]	0.21%	$ 414	0.18%	$ 391	0.16%
Residential land	735	5.26	620	4.83	1,237 [2]	11.57	165	1.58	532	5.31
Total residential net charge-offs	$ 1,347	0.59%	$ 1,596	0.65%	$ 1,698	0.72%	$ 579	0.24%	$ 923	0.37%

[1] Includes loans past due 30-89 days.

[2] Excludes $11,716 and $2,862 from loans reclassified as held for sale

Residential Mortgage Loan Details

Analysis of Portfolio Loans As of December 2011

	% of Portfolio	Avg Yld
30-year Fixed Rate	14%	5.30%
30-year Jumbos	7%	5.23%
15-year Fixed Rate	24%	3.90%
Hybrid ARMs	11%	4.95%
Adjustable Rate Mortgages [1]	41%	3.25%
Other	3%	5.86%
	100%	4.09%

(1) - Generally up to 30 year terms and annual rate adjustment after being fixed for a period of 3, 5, 7 or 10 years in accordance with a designated index. Either a 1%, 2% or 5% cap on the rate adjustment after the initial repricing period, a 1% or 2% annual cap and a 4%, 5% or 6% life cap.

Origination Profile As of December 2011

	Retail	CLD [2]
Source	48%	52%
Avg. FICO	756	764
Avg. LTV	65%	67%
Fixed rate locks	83%	94%
Purchase percentage	23%	16%
Refinance percentage	77%	84%

(2) - Correspondent Lending Division

Commercial Loans



Commercial Loan Portfolio
As of December 31, 2011
Commercial business
Commercial real estate
Commercial construction and land
13%
13%
74%
Note: 36% of CRE consists of owner occupied property



($ in thousands)
Delinquent Loans
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Commercial business
Commercial real estate
Commercial construction and land



($ in thousands)
Nonperforming Loans
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Commercial business
Commercial real estate
Commercial construction and land



($ in thousands)
Net Charge-Offs
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Dec-10
Mar-11
Jun - 11*
Sep-11
Dec-11
Commercial business
Commercial real estate
Commercial construction and land

* Excludes $78 million from loans reclassified as held for sale

Commercial Credit Quality Trends

	As of and for the Quarter ended									
	December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011	
(dollars in thousands)	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio
Delinquent Loans[1]										
Commercial business	$ 3,476	3.81%	$ 1,618	1.78%	$ 2,387	2.96%	$ 868	1.07%	$ 908	1.08%
Commercial real estate	10,600	1.79	9,322	1.63	2,703	0.56	3,394	0.72	3,514	0.77
Commercial construction	635	2.66	---	---	---	---	595	3.95	---	---
Commercial land	5,348	3.99	4,220	3.54	821	1.16	537	0.80	1,185	1.94
Total commercial delinquent loans	$ 20,059	2.39%	$ 15,160	1.89%	$ 5,911	0.91%	$ 5,394	0.85%	$ 5,607	0.91%
Nonperforming Loans										
Commercial business	$ 9,769	10.72%	$ 9,151	10.06%	$ 3,664	4.55%	$ 4,322	5.34%	$ 3,665	4.37%
Commercial real estate	57,724	9.77	60,256	10.57	16,396	3.40	18,400	3.90	17,160	3.76
Commercial construction	4,484	18.77	4,074	18.29	1,451	9.05	266	1.77	573	3.48
Commercial land	43,824	32.73	40,740	34.14	5,411	7.67	6,310	9.36	5,232	8.54
Total commercial nonaccrual loans	115,801	13.79%	114,221	14.23%	26,922	4.15%	29,298	4.62%	26,630	4.31%
Restructured Loans still accruing	833		818		802		---		1,677	
Total commercial nonperforming	$ 116,634		$ 115,039		$ 27,724		$ 29,298		$ 28,307	
Net Charge-Offs										
Commercial business	$ 264	1.04%	$ 1,829	8.00%	$ 982 [2]	4.88%	$ 136	0.69%	$ 640	3.22%
Commercial real estate	237	0.16	2,195	1.51	2,233 [2]	1.85	433	0.36	1,417	1.22
Commercial construction	314	3.93	(3)	(0.05)	56 [2]	1.40	635	16.12	(3)	(0.07)
Commercial land	2,127	5.70	4,824	14.94	3,251 [2]	18.43	2,052	12.15	804	4.94
Total net commercial charge-offs	$ 2,942	1.34%	$ 8,845	4.28%	$ 6,522	4.02%	$ 3,256	2.04%	$ 2,858	1.83%

[1] Includes loans past due 30-89 days.

[2] Excludes $5,844 in Commercial business, $38,789 in Commercial real estate, $3,011 in Commercial construction and $30,744 in Commercial Land reclassified as loans held for sale

Consumer Loans



Consumer Loan Portfolio
As of December 31, 2011
14%
49%
37%
Home equity
Manufactured housing
Marine and other consumer



($ in thousands)
Delinquent Loans
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Home equity
Manufactured housing
Marine and other consumer



($ in thousands)
Nonperforming Loans
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Home equity
Manufactured housing
Marine and other consumer



($ in thousands)
Net Charge-Offs
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Dec-10
Mar-11
Jun-11*
Sep-11
Dec-11
Home equity
Manufactured housing
Marine and other consumer

* Excludes $2 million from loans reclassified as held for sale

Consumer Credit Quality Trends

	As of and for the Quarter ended									
	December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011	
(dollars in thousands)	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio
Delinquent Loans[1]										
Home equity	4,355	1.10%	3,550	0.92%	3,266	0.86%	3,408	0.92%	4,525	1.27%
Manufactured housing	4,043	1.50	2,491	0.92	2,298	0.84	2,600	0.94	3,267	1.19
Marine	707	1.13	296	0.50	264	0.46	980	1.77	597	1.14
Other consumer	905	1.56	592	1.11	589	1.09	629	1.19	831	1.66
Total delinquent loans	$ 10,010	1.27%	$ 6,929	0.90%	$ 6,417	0.84%	$ 7,617	1.01%	$ 9,220	1.25%
Nonperforming Loans										
Home equity	9,450	2.39%	9,379	2.42%	9,165	2.42%	6,871	1.86%	8,192 [2]	2.29%
Manufactured housing	3,609	1.34	3,517	1.30	2,953	1.08	2,922	1.06	3,461	1.26
Marine	67	0.11	42	0.07	94	0.16	47	0.09	246	0.47
Other consumer	555	0.96	181	0.34	129	0.24	127	0.24	224	0.45
Total consumer nonaccrual loans	13,681	1.74%	13,119	1.70%	12,341	1.61%	9,967	1.32%	12,123	1.65%
Loans 90+ days still accruing	204		109		76		171		121	
Total consumer nonperforming loans	$ 13,885		$ 13,228		$ 12,417		$ 10,138		$ 12,244	
Net Charge-Offs										
Home equity	$ 2,974	2.97%	$ 3,368	3.43%	$ 2,686 [3]	2.83%	$ 4,910	5.28%	$ 2,955	3.26%
Manufactured housing	834	1.25	1,172	1.74	1,049	1.54	978	1.42	845	1.23
Marine	184	1.12	258	1.69	44	0.30	158	1.12	142	1.05
Other consumer	724	4.80	647	4.66	446	3.28	217	1.61	531	4.09
Total consumer net charge-offs	$ 4,716	2.38%	$ 5,445	2.80%	$ 4,225	2.21%	$ 6,263	3.31%	$ 4,473	2.41%

[1] Includes loans past due 30-89 days.

[2] Of the $8,192 of nonperforming equity loans, $2,612 are in first position, $2,033 are in second position where First Federal holds the first and $3,547 are in second position where another bank holds the first

[3] Excludes $2,039 from loans reclassified as held for sale

Home Equity Composition

- Annual review of collateral values and quarterly reviews of credit score
- 94% of lines are interest only
- 20% of lines are frozen as result of reviews which identified material changes in financial circumstances
- 22% of lines are fully drawn as of December 31, 2011



30%
36%
34%
1st Position
2nd Position to First Federal 1st Position
2nd Position to Third party 1st Position



10%
15%
14%
36%
25%
800 + beacon
750 - 799 beacon
700 - 749 beacon
660 - 699 beacon
< 660 beacon

Based on portfolio review conducted as of September 30, 2011

Non-GAAP Reconciliation

(dollars in thousands, except per share data)	As of and For the Quarter Ended December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Tangible assets and tangible common equity					
Total assets	$ 3,301,338	$ 3,302,012	$ 3,221,544	$ 3,206,310	$ 3,146,964
Goodwill [1]	(28,260)	(28,260)	(3,250)	---	---
Other intangible assets, net [2]	(9,515)	(9,278)	(2,776)	(2,491)	(2,401)
Tangible assets (non-GAAP)	$ 3,263,563	$ 3,264,474	$ 3,215,518	$ 3,203,819	$ 3,144,563
Total shareholders' equity	$ 315,322	$ 311,527	$ 266,564	$ 268,506	$ 277,178
Preferred stock	(65,000)	(65,000)	(65,000)	(65,000)	(65,000)
Goodwill [1]	(28,260)	(28,260)	(3,250)	---	---
Other intangible assets, net [2]	(9,515)	(9,278)	(2,776)	(2,491)	(2,401)
Tangible common equity (non-GAAP)	$ 212,547	$ 208,989	$ 195,538	$ 201,015	$ 209,777
Shares outstanding, end of period (000s)	16,527	16,527	16,527	16,527	16,527
Tangible common equity to tangible assets	6.51%	6.40%	6.08%	6.27%	6.67%
Tangible common book value per share	$ 12.86	$ 12.65	$ 11.83	$ 12.16	$ 12.69
Pre-tax pre-provision earnings from continuing operations					
(Loss) income before income taxes	$ 1,775	$ (2,278)	$ (65,564)	$ 4,774	$ 25,338
Provision for loan losses	10,483	12,675	77,803	8,940	7,445
Pre-tax pre-provision earnings (non-GAAP)	$ 12,258	$ 10,397	$ 12,239	$ 13,714	$ 32,783

[1] Goodwill represents goodwill for continuing operations and for discontinued operations.

[2] Other intangible assets, net represents intangible assets for continuing operations and discontinued operations.

First Financial Holdings, Inc.

Nasdaq: FFCH

www.firstfinancialholdings.com

R. Wayne Hall
President & CEO
whall@firstfederal.com
843.529.5907

Blaise B. Bettendorf
EVP & Chief Financial Officer
bbettendorf@firstfederal.com
843.529.5456